UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  May 10, 2011

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

(a)                                  At the Cephalon, Inc. (the “Company”) Annual Meeting of Stockholders held on May 10, 2011 (the “Annual Meeting”), the stockholders of the Company approved an amendment and restatement of the Company’s 2011 Equity Compensation Plan (the “2011 Plan”) that would, among other items, (1) extend the term of the 2011 Plan for an additional ten years so that the 2011 Plan will terminate on January 31, 2021, as opposed to February 4, 2014 and (2) increase by 1,000,000 shares the total number of shares of common stock authorized for issuance under the 2011 Plan from 16,450,000 shares to 17,450,000 shares, providing that no more than 700,000 shares of common stock from the 2011 Plan increase may be issued pursuant to stock awards that are granted under the 2011 Plan on or after May 10, 2011.  The Board also amended the 2011 Plan to (1) provide that the Company’s “2004 Equity Compensation Plan” will be renamed as the Company’s “2011 Equity Compensation Plan”; (2) provide the Board authority to grant stock awards (in addition to nonqualified stock options) under the 2011 Plan to non-employee members of the Board; (3) permit the grant of stock awards in the form of stock units, which represent the right of a grantee to receive shares of common stock or a cash amount based on the fair market value of shares of common stock, and allow payment of dividend equivalents with respect to stock units; (4) increase the number of shares of common stock subject to annual stock option grants for non-employee directors from 10,000 to 15,000; (5) revise the definition of a “Change in Control” to eliminate the requirement that an acquisition of more than 30% of the combined voting power of the Company’s outstanding securities be pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; (6) provide the Board with discretion to determine the grants for non-employee directors; and (7) update the 2011 Plan to comply with current best practices, and applicable law and regulations.

Item 5.07               Submission of Matters to a Vote of Security Holders

The following matters were considered at the Annual Meeting of stockholders of Cephalon held in Frazer, Pennsylvania on May 10, 2011:

I.              For the election of the following persons as directors:

NUMBER OF VOTES

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
J. Kevin Buchi	53,703,611	6,249,993	166,250	3,561,504
William P. Egan	51,886,077	8,067,627	166,150	3,561,504
Martyn D. Greenacre	52,418,754	7,524,823	176,277	3,561,504
Dr. Charles J. Homcy	53,743,638	6,211,113	165,103	3,561,504
Vaughn M. Kailian	53,033,956	6,919,623	166,275	3,561,504
Kevin E. Moley	52,507,441	7,436,036	176,377	3,561,504
Dr. Gail R. Wilensky	52,524,341	7,432,656	162,857	3,561,504
Dennis L. Winger	52,433,853	7,509,824	176,177	3,561,504

II.                                     To approve the amendment and restatement of the 2011 Equity Compensation Plan:

NUMBER OF VOTES

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
52,097,034	7,815,943	206,877	3,561,504

III.                                 To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the year ending December 31, 2011:

NUMBER OF VOTES

FOR	AGAINST	ABSTAIN
61,137,160	2,340,218	203,980

IV.                                 To approve an advisory resolution regarding executive compensation

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
58,259,596	1,657,976	202,282	3,561,504

V.            To approve an advisory resolution regarding the frequency of voting on executive compensation:

One Year	Two Years	Three Years	Abstain
46,526,130	6,290,197	7,088,027	215,500

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description of Document

	10.1	Cephalon, Inc. 2011 Equity Compensation Plan, effective as of February 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 16, 2011	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Cephalon, Inc. 2011 Equity Compensation Plan, effective as of February 1, 2011.